委託契約書

立書人：委託人：美商 AERKOMM INC.　　　　　　　　（以下簡稱甲方）
　　　　受託人：徐志明　　　　　　　　　　　　　　（以下簡稱乙方）

一、 委託緣由：

就甲方名下所有「愛爾康資料處理股份有限公司」之總計「25,500,000 股」股權（下稱買賣標的），甲方同意以「新台幣(下同)255,000,000 元整」（下稱買賣總價）出售及移轉予買方「迪摩系統股份有限公司」（下稱買方）。而為擔保買方付清全部買賣總價予甲方及履行相關契約義務，買方同意就買賣標的設定質權予甲方指定之受託人即乙方。

二、 委託事項：

（一）為擔保買方付清全部買賣總價予甲方及履行相關契約義務，甲方同意於其與買方簽訂股權買賣契約書後之「3 日內」，由甲方將買賣標的（下稱質物）移轉予買方，買方並應同時就買賣標的設定「255,000,000 元整」質權（下稱系爭質權）予乙方，待買方付清買賣總價予甲方後，除甲方另有指示外，乙方即得解除/塗銷系爭質權（即由乙方向「愛爾康資料處理股份有限公司」通知及辦理解除/塗銷系爭質權設定事宜）。

（二）若買方屆期未能付清買賣總價，除甲方另有指示外，乙方得主張行使流質約定（即將質物之所有權移屬於乙方）並得實行系爭質權之一切權利（實行系爭質權之方式，包含但不限於拍賣質物而就其賣得價金而受清償、取得質物之所有權暨相關一切衍生權利暨孳息、得用拍賣以外之方法處分質物，例如：將質物出賣給特定人等），且甲方亦得同時依據其與買方之股權買賣契約約定向買方主張違約賠償責任。

三、 配合義務：

就辦理買賣標的之質權設定、解除/塗銷及相關履約事宜，如需甲方配合相關程序及協助提供應備證件及資料時，甲方均應配合及協助提供，以作為相關登記及程序之用；如有遺漏需補蓋印章、補付證件或須甲方親自或出面協辦等情事，甲方應無條件配合辦理，若有遲延情事者，應由甲方自負責任，與乙方無涉。

四、適用法律及管轄法院約定：

就本契約約定事項，如衍生爭議，甲乙雙方同意以中華民國法令為適用法律及準據法，並合意以臺灣臺北地方法院為第一審管轄法院。

五、未盡事宜：

本契約書如有未盡事宜，由甲乙雙方依據甲方與買方簽訂之股權買賣契約約定、中華民國相關法令規定及誠信原則，友好協商解決。

六、契約份數：

本契約正本壹式貳份，由甲乙雙方各自留存乙份為憑。

立書人：甲　　方：美商 AERKOMM INC.
　　　　法定代理人：Louis Giordimaina
　　　　統一編號　：USCA3172

AERKOMM
SMARTER. SAFER. CONNECTED.
Aerkomm Inc.
Louis Giordimaina
CEO

志明

乙　　方：徐志明
身分證字號：Q122269543
地　　址：台北市中正區衡陽路 51 號 10 樓

西　元　2　0　2　2　年　1　2　月　2　9　日